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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Sections 13 and 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 May 15, 1996


                           BIOSPHERICS INCORPORATED
             (Exact name of registrant as specified in its charter)


    DELAWARE                         0-5576                       52-0849320
- ----------------                  ------------                  --------------
(State or other                   (Commission                    IRS Employer
jurisdiction of                  File Number)                  Identification
incorporation)                                                      Number)


12051 Indian Creek Court, Beltsville, MD                              20705
- ----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone no., including area code:                (301) 419-3900
                                                                --------------


Item 5.  Other Events.
- -------  -------------

    Biospherics Incorporated ("Registrant") has effected a 2 for 1 stock split. This action was approved by the requisite percentage of Registrant's shareholders at its annual meeting on May 15, 1996.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BIOSPHERICS INCORPORATED


Date: May 15, 1996                     By:  /s/ Richard C. Levin
                                            ------------------------------
                                                Richard C. Levin,
                                                Vice President